UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Company as Specified in its Charter)

001-34960 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Company's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
Signature

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 19, 2013 the Board of Directors (the “Board”) of General Motors Company (the “Company”) amended the Company’s bylaws effective immediately as follows:

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Permit the Company to hold meetings of stockholders by remote communication, either as pure virtual meetings or as hybrids combining a physical meeting with means of remote participation (Section 1.6(b));

•	Allow for the possibility of a virtual stockholder meeting (i.e., one that is not held in a specific place) (Sections 1.1 and 1.2);

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Clarify that the Board acts in its sole discretion based on current circumstances (Section 2.6) in annually electing a chairman of the Board or in filling any vacancy in the position of the chairman of the Board; and

•	State that the general auditor is the chief risk officer of the Company, unless the chief executive officer designates otherwise (Section 4.10).

The description above of the amendments to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the bylaws as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

ITEM 9.01    Financial Statements and Exhibits

EXHIBITS

Exhibit No.	Description	Method of Filing
3.1	Amended and Restated Bylaws of General Motors Company, as of November 19, 2013	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: November 22, 2013	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer